UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):                 November 7, 2017

      Tapestry, Inc.
 (Exact name of registrant as specified in its charter)
Maryland	1-16153	52-2242751
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
    10 Hudson Yards, New York, NY 10001
 (Address of principal executive offices) (Zip Code)
        (212) 594-1850
 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On November 7, 2017, Tapestry, Inc. (the “Company”) issued a press release (the “Press Release”) in which the Company announced its financial results for its first fiscal quarter ended September 30, 2017.  All information in the Press Release is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01 Other Events
The Company has changed its reportable segments to align with the new structure of its business as a New York-based house of brands. Prior to the fiscal year ending June 30, 2018, ("fiscal 2018"), the Company had the following three reportable segments: North America (Coach brand), International (Coach brand) and Stuart Weitzman. Beginning in fiscal 2018, following the acquisition of Kate Spade & Company, the Company's reportable segments are:
•
Coach - Includes worldwide sales of Coach brand products to customers through Coach operated stores, including the Internet, concession shop-in-shops and sales to wholesale customers and independent third party distributors.

•
Kate Spade - Includes worldwide sales primarily of kate spade new york brand products to customers through Kate Spade operated stores, including the Internet, concession shop-in-shops, independent third party distributors and to wholesale customers.

•
Stuart Weitzman - Includes worldwide sales of Stuart Weitzman brand products primarily to wholesale customers, numerous independent third party distributors and through Stuart Weitzman operated stores, including the Internet.

The new segment structure is consistent with how the Company establishes its overall business strategy, allocates resources and assesses performance. No operating segments were aggregated to form the Company’s reportable segments. In addition to these reportable segments, the Company also has one non-reportable segment, Corporate, which represents certain costs that are not directly attributable to a brand. These costs primarily represent administration and information systems expense.
As a result of the change in reportable segments, certain costs were reclassified from Corporate unallocated, which was not a reportable segment, to the Coach and Stuart Weitzman segments, as the costs can now be specifically identified to each segment. The Company has historically included Corporate unallocated as part of the Coach brand consolidated results. Beginning in the Quarterly Report on Form 10-Q for the first quarter of fiscal 2018, all prior period segment information has been recast to reflect the realignment of the Company's reportable and non-reportable segments.

The below table provides recasted segment reporting financial information by quarter and full fiscal year ended July 1, 2017 ("fiscal 2017"), as well as for the full fiscal year ended July 2, 2016 ("fiscal 2016") to provide historical financial information that is consistent with the Company's new reporting structure. The changes in the reportable segment structure discussed above affect only the manner in which the results of the Company's reportable segments were previously reported. This Form 8-K does not reclassify nor restate the Company’s previously reported consolidated financial statements for any period. Nor does it reflect any subsequent information or events, other than as required to reflect the change in segments as described above. This Form 8-K should be read in conjunction with the fiscal 2016 Form 10-K and fiscal 2017 Form 10-K and the Company’s subsequent filings with the Securities and Exchange Commission.
The following tables summarize the recasted segment performance for each quarter in fiscal 2017:

	Fiscal 2017
	Coach	Stuart Weitzman	Corporate	Total
	(millions)
	(unaudited)
Three Months Ended October 1, 2016
Net sales	$950.1	$87.5	$—	$1,037.6
Gross profit	663.6	51.1	—	714.7
Operating income (loss)	232.3	3.9	(70.3)	165.9

Three Months Ended December 31, 2016
Net sales	$1,203.4	$118.3	$—	$1,321.7
Gross profit	830.2	76.0	—	906.2
Operating income (loss)	338.7	12.0	(73.3)	277.4

Three Months Ended April 1, 2017
Net sales	$915.3	$79.9	$—	$995.2
Gross profit	656.1	49.6	—	705.7
Operating income (loss)	222.9	2.5	(74.3)	151.1

Three Months Ended July 1, 2017
Net sales	$1,045.9	$87.9	$—	$1,133.8
Gross profit	705.1	49.4	—	754.5
Operating income (loss)	246.1	(2.9)	(50.2)	193.0

The following tables summarize the recasted segment performance for fiscal 2017 and fiscal 2016:

	Fiscal 2017
	Coach	Stuart Weitzman	Corporate	Total
	(millions)
	(unaudited)
Twelve months ended July 1, 2017
Net sales	$4,114.7	$373.6	$—	$4,488.3
Gross profit	2,855.0	226.1	—	3,081.1
Operating income (loss)	1,040.0	15.5	(268.1)	787.4

	Fiscal 2016
	Coach	Stuart Weitzman	Corporate	Total
	(millions)
	(unaudited)
Twelve Months Ended July 2, 2016
Net sales	$4,147.1	$344.7	$—	$4,491.8
Gross profit	2,848.9	202.4	—	3051.3
Operating income (loss)	1,024.4	32.5	(403.4)	653.5

The above amounts include charges incurred under the Company's previously announced Operational Efficiency and Transformation Plans as well as non-recurring integration and acquisition-related charges. These charges are recorded within cost of sales and selling, general & administrative expenses ("SG&A").
The following tables summarizes these charges for each quarter in fiscal 2017 and in total for fiscal 2017 and fiscal 2016:

Stuart Weitzman
	Three Months Ended				Twelve Months Ended
	October 1, 2016	December 31, 2016	April 1, 2017	July 1, 2017	July 1, 2017	July 2, 2016
	(millions)
	(unaudited)
Cost of sales
Integration & Acquisition (1)	0.4	0.2	—	2.3	2.9	1.1
Gross profit	$0.4	$0.2	$—	$2.3	$2.9	$1.1

SG&A
Integration & Acquisition (1)	1.0	10.0	1.7	5.0	17.7	14.6
SG&A	$1.0	$10.0	$1.7	$5.0	$17.7	$14.6

Corporate
	Three Months Ended				Twelve Months Ended
	October 1, 2016	December 31, 2016	April 1, 2017	July 1, 2017	July 1, 2017	July 2, 2016
	(millions)
	(unaudited)
SG&A
Integration & Acquisition (1)	2.4	3.0	2.8	(35.0)	(26.8)	19.4
Operational Efficiency Plan (2)	7.1	3.7	6.4	6.8	24.0	43.9
Transformation Plan (3)	—	—	—	—	—	44.1
SG&A	$9.5	$6.7	$9.2	$(28.2)	$(2.8)	$107.4

(1)	Represent charges attributable to the integration and acquisition of Stuart Weitzman Holdings LLC and Kate Spade & Company.
(2)
Fiscal 2017 charges primarily reflect organizational efficiency and technology infrastructure costs. Fiscal 2016 reflect charges primarily related to organizational efficiency costs and to a lesser extent, network optimization costs.

(3)	The Transformation Plan was completed in fiscal 2016. Fiscal 2016 charges related to lease termination charges and organizational efficiency costs.

Item 9.01 Financial Statements and Exhibits.
(d)  Exhibits.  The following exhibit is being furnished herewith:

99.1                      Text of Press Release, dated November 7, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  November 7, 2017
TAPESTRY, INC.

By:	/s/ Nancy Axilrod
Nancy Axilrod
General Counsel & Assistant Secretary

EXHIBIT INDEX

99.1	Text of Press Release, dated November 7, 2017